                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 17, 2002


     AMERICAN EXPRESS                          AMERICAN EXPRESS RECEIVABLES
      CENTURION BANK                             FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

      Utah               11-2869526          333-76238-02                  Delaware             13-3854638           333-76238-01
(State or Other       (I.R.S. Employer       (Commission               (State or Other      (I.R.S. Employer         (Commission
Jurisdiction of        Identification        File Number)              Jurisdiction of        Identification         File Number)
Incorporation or           Number)                                     Incorporation or           Number)
 Organization)                                                          Organization)

                   6985 Union Park Center                                                       40 Wall Street
                     Midvale, Utah 84047                                                      Mail Stop 10-19-06
                       (801) 565-5000                                                      New York, New York 10005
                                                                                                (917) 639-8396

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

            N/A                                             N/A
(Former Name or Former Address,              (Former Name or Former Address,
if Changed Since Last Report)                  if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On July 17, 2002, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2002-4 Supplement, dated as of July 17, 2002. The Series Supplement is attached hereto as Exhibit 4.1.

                  On July 17, 2002, American Express Credit Account Master Trust issued its $412,500,000 Class A Floating Rate Asset Backed Certificates, Series 2002-4 and $40,000,000 Class B Floating Rate Asset Backed Certificates, Series 2002-4 (the "Series 2002-4 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2002-4 Supplement, dated as of July 17, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Centurion Bank,
                                    on behalf of the American Express
                                    Credit Account Master Trust


                                    By:    /s/  Maureen A. Ryan
                                       -----------------------------------------
                                    Name:  Maureen A. Ryan
                                    Title: Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                American Express Receivables Financing
                                  Corporation II
                                on behalf of the American Express Credit Account Master Trust


                                By:     /s/  John D. Koslow
                                     -------------------------------------------
                                Name:   John D. Koslow
                                Title:  Vice President and Treasurer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

Exhibit 4.1 Series 2002-4 Supplement, dated as of July 17, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.